Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ J. Cliff Eason	Director

J. Cliff Eason Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ William J. Bartlett	Director

William J. Bartlett Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ Arnoud W.A. Boot	Director

Arnoud W.A. Boot Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ John F. Danahy	Director

John F. Danahy Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ Stuart I. Greenbaum	Director

Stuart I. Greenbaum Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ Alan C. Henderson	Director

Alan C. Henderson Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ Janis Rachel Lomax	Director

Janis Rachel Lomax Name (Typed or printed)

Date February 26, 2010

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2009 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.
Signature

/s/ Frederick J. Sievert	Director

Frederick J. Sievert Name (Typed or printed)

Date February 26, 2010